Exhibit 99.1

GMAC RECEIVES SIGNIFICANT PARTICIPATION AND EXTENDS EARLY DELIVERY TIME OF ITS NOTES EXCHANGE OFFERS

NEW YORK (Dec. 16, 2008) – GMAC Financial Services (“GMAC”) today announced that it has received significant additional participation in its separate private exchange offers and cash tender offers to purchase and/or exchange certain of its and its subsidiaries’ (the “GMAC offers”) and Residential Capital, LLC’s (the “ResCap offers”) outstanding notes (the “GMAC old notes” and the “ResCap old notes”, respectively) and that it is extending the early delivery time of the GMAC and ResCap offers in response to requests received from investors and their securities custodians.

The new early delivery time will be 5:00 p.m., New York City time, on Friday, December 19, 2008. All eligible holders of old notes that tender before the early delivery time, as extended, will receive the early delivery payment.

As previously announced, GMAC and representatives of a substantial portion of the outstanding notes reached an agreement in principle with respect to the offers on Friday, December 12. While the agreement in principle and the interim results of the offers represent substantial progress, significant additional participation will be necessary to attain the estimated overall participation that would be required to satisfy the condition for a minimum amount of regulatory capital in connection with GMAC’s application to become a bank holding company. The Federal Reserve has informed GMAC that if GMAC is unable to meet these capital requirements, it will not approve GMAC’s application to become a bank holding company.

GMAC has been informed by numerous securities custodians that additional instructions to tender old notes into the offers remain in the process of being submitted. Based on old notes received and processed as of today’s early payment deadline, approximately $16.6 billion in aggregate principal amount (or 58%) of the outstanding GMAC old notes have been validly tendered in the GMAC offers and approximately $3.5 billion in aggregate principal amount (or 37%) of the outstanding ResCap old notes have been validly tendered in the ResCap offers.

Each of the GMAC and ResCap offers will expire at 11:59 p.m., New York City time, on December 26, 2008, unless extended by GMAC with respect to any or all series of GMAC old notes or ResCap old notes. In accordance with the terms of the GMAC and ResCap offers, tendered GMAC and ResCap old notes may no longer be withdrawn.

The GMAC offers are conditioned upon, among other things, GMAC becoming a bank holding company under the BHC Act concurrently with the completion of the GMAC offers (which condition is for the benefit of holders and cannot be waived by GMAC). The ResCap offers are conditioned upon, among other things, the completion of the GMAC offers. Except as expressly described above, the terms and conditions of the GMAC and ResCap offers remain in effect.

The GMAC offers are being made only (i) in the United States, to persons who are both “qualified institutional buyers,” as that term is defined in Rule 144A under the Securities Act (“QIBs”) and “qualified purchasers” (as defined in the GMAC offering memorandum) or (ii) outside the United States, to persons who are not “U.S. persons,” as that term is defined in Rule 902 under the Securities Act and who are also both “non-U.S. qualified offerees” and “qualified purchasers” (each as defined in the GMAC offering memorandum). The ResCap offers are being made only to (i) in the United States, QIBs, or (ii) outside the United States, persons who are not “U.S. persons,” and who are “non-U.S. qualified offerees.”

The complete terms and conditions of the GMAC and ResCap offers are set forth in the respective offering memoranda and other documents relating to the GMAC and the ResCap offers (as each may be supplemented from time to time) which have been distributed to eligible holders, and eligible holders are strongly encouraged to read such documents carefully prior to making a decision with respect to the GMAC and ResCap offers.

Global Bondholder Services Corporation, the information agent for the offers, is available to assist investors with questions regarding the tender and exchange process or other logistical issues, at (866) 794-2200 (U.S. Toll- free).

Documents relating to the offers will only be distributed to holders of the old notes who complete and return a letter of eligibility confirming that they are within the category of eligible investors for this private offer. Noteholders who desire to obtain a copy of the eligibility letter should also contact Global Bondholder Services Corporation.

Cautionary Statement

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offering, solicitation or sale would be unlawful. The GMAC and ResCap offers are only being made pursuant to the applicable offering memoranda and the related letters of transmittal that GMAC is distributing to eligible holders of the GMAC and ResCap old notes. The GMAC and ResCap offers are not being made to holders of the GMAC or ResCap old notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the GMAC or ResCap offers to be made by a licensed broker or dealer, the GMAC and ResCap offers will be deemed to be made on behalf of GMAC by one or more of the dealer managers, or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

About GMAC Financial Services

GMAC Financial Services is a global finance company operating in and servicing North America, South America, Europe and Asia-Pacific. GMAC specializes in automotive finance, real estate finance, insurance, commercial finance and online banking. As of December 31, 2007, the organization had $248 billion in assets and serviced 15 million customers. Visit the GMAC media site at http://media.gmacfs.com/ for more information.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of applicable federal securities laws, including the Private Securities Litigation Reform Act of 1995, that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated.

The words "expect," "anticipate," "initiative," "plan," "intend," "may," "would," "could," "should," "believe," or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in or incorporated by reference into this press release, other than statements of historical fact, including, without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties.

While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially due to numerous important factors that are described in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2007, as updated by our subsequent Quarterly Reports on Form 10-Q, and our Current Reports on Form 8-K. Many of these risks, uncertainties and assumptions are beyond our control, and may cause our actual results and performance to differ materially from our expectations. Factors that could cause our actual results to be materially different from our expectations include, among others, the following: the success, or lack thereof, of the GMAC and ResCap offers; the Federal Reserve changing the requirements for approval of GMAC's application to become a bank holding company under the BHC Act; the success, or lack thereof, of GMAC's application to become a bank holding company under the BHC Act; changes in the agreement reached with representatives of a substantial portion of the outstanding notes; and the success, or lack thereof, of the transactions and other initiatives described in this press release. Accordingly, you should not place undue reliance on the forward-looking statements contained or incorporated by reference in this press release. These forward-looking statements speak only as of the date on which the statements were made. We undertake no obligation to update publicly or otherwise revise any forward- looking statements, except where expressly required by law.

Contact:

Gina Proia
917-369-2364
gina.proia@gmacfs.com